Exhibit 10.4

EXECUTION VERSION

STOCKHOLDERS’ AGREEMENT

among

GYP HOLDINGS I CORP.,

THE AEA INVESTORS,

MANAGEMENT INVESTORS

and

ADDITIONAL INVESTORS

Dated as of April 1, 2014

TABLE OF CONTENTS

I.	INTRODUCTORY MATTERS		1

	1.1.	Defined Terms	1

	1.2.	Construction	7

II.	TRANSFERS		7

	2.1.	Limitations on Transfer	7

	2.2.	Certain Permitted Transfers	8

	2.3.	Tag-Along Rights	8

	2.4.	Drag Along Rights	10

	2.5.	Participation Right	12

III.	REGISTRATION RIGHTS AGREEMENT		13

IV.	PURCHASE OF MINORITY SHARES UPON TERMINATION DATE		13

	4.1.	Purchase of Minority Shares from Management Investors Upon Termination of Employment	13

	4.2.	Purchase Price for Minority Shares	15

V.	CERTAIN OTHER AGREEMENTS		16

	5.1.	Certain Transactions	16

	5.2.	Mergers, Etc	16

	5.3.	Board of Directors; Books and Records	16

	5.4.	Corporate Opportunities	17

	5.5.	Management Investors Limited Consent	18

	5.6.	Capitalization	18

VI.	MISCELLANEOUS		19

	6.1.	Additional Securities Subject to Agreement	19

	6.2.	Term	19

	6.3.	Notices	19

	6.4.	Further Assurances	19

	6.5.	Non-Assignability	19

	6.6.	Amendment, Waiver	19

	6.7.	Third Parties	20

	6.8.	Governing Law	20

	6.9.	Specific Performance	20

	6.10.	Entire Agreement	20

	6.11.	Titles and Headings	20

i

6.12.	Severability	20

6.13.	Counterparts	20

6.14.	Additional Management Investors	20

6.15.	Stock Certificates	21

ii

STOCKHOLDERS’ AGREEMENT, dated as of April 1, 2014 (this “Agreement”), among (i) GYP Holdings I Corp., a Delaware corporation (the “Company”), (ii) the AEA Investors (as defined herein), (iii) the parties identified on the signature pages hereto as “Management Investors” (together with their respective Permitted Transferees, the “Management Investors”), and (iv) the parties identified on the signature pages hereto as “Additional Investors” (together with their respective Permitted Transferees, the “Additional  Investors”; and collectively with the Management Investors and each Person who executes an Assumption Agreement and falls under clause (x)(i) of the definition of Assumption Agreement, the “Minority Investors”).

RECITALS

A.            GYP Holdings III Corp. (“GYP III”), an indirect wholly owned subsidiary of the Company, Gypsum Management and Supply Inc. (“GMS”) and the Sellers (as defined in the Purchase Agreement) are parties to that certain Stock Purchase Agreement, dated as of February 11, 2014 (as amended, modified or  supplemented from time to time, the “Purchase Agreement”), pursuant to which, GYP III will acquire all of the outstanding capital stock of GMS, and following the Closing (as defined in the Purchase Agreement) the Company and its Affiliates will own the business of GMS and its subsidiaries, namely the distribution of wallboard and acoustical products, together with metal framing, insulation, ready mix joint compound and related interior construction products and services (the “Business”).

B.            The AEA Investors hold a majority of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), the Minority Investors hold the remainder of the outstanding shares of the Company Common Stock and the Company has no other capital stock outstanding as of the date hereof.

C.            The Company, the AEA Investors and the Minority Investors desire to enter into this Agreement on the terms and conditions set forth herein to provide for certain matters relating to their respective holdings of Company Common Stock.

I.             INTRODUCTORY MATTERS

1.1.         Defined Terms.  The following terms have the following meanings when used herein with initial capital letters:

“Additional Investors” shall have the meaning set forth in the preamble of this Agreement.

“AEA” means AEA Investors LP, a Delaware limited partnership.

“AEA Investors” means the following Persons, which as of the date of determination, hold Company Common Stock: (i) AEA Investors Fund V LP, a Cayman Islands exempted limited partnership, (ii) AEA Investors Fund V-A LP, a Delaware limited partnership, (iii) AEA Investors Fund V-B LP, a Delaware limited partnership, (iv) AEA Investors Participant Fund V LP, a Delaware limited partnership, (v) AEA Investors QP Participant Fund V LP, a Delaware limited partnership, and (vi) any

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general or limited partnership, corporation or limited liability company having as a general partner, controlling equity holder or managing member (whether directly or indirectly) a Person who is a member of AEA or an Affiliate of any such Person, and (vii) any successor or permitted assign or transferee of any of the foregoing.

“AEA Sale” shall have the meaning set forth in Section 2.3(a).

“Affiliate” means, with respect to any Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, such Person.

“Agreement” shall have the meaning set forth in the preamble of this Agreement.

“Assumption Agreement” means a writing reasonably satisfactory in form and substance to the Company whereby a transferee of shares of Company Common Stock becomes a party to, and agrees to be bound, to the same extent as its transferor, by the terms of this Agreement (i.e., (x)(i) if the transferor of such shares was a Minority Investor, such transferee will be subject to the same rights and obligations as the Minority Investor who transferred such shares unless (ii) the transfer occurred pursuant to Section 2.3 or 2.5, in which case such transferee will be subject to the same rights and obligations as an AEA Investor and (y) if the transferor of such shares was an AEA Investor, such transferee will be subject to the same rights and obligations of an AEA Investor).

“Board” means the Board of Directors of the Company.

“Breaching Drag-Along Stockholder” shall have the meaning set forth in Section 2.4(c).

“Business” shall have the meaning set forth in the preamble of this Agreement.

“Business Day” a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Cause” means, (i) if a Management Investor is a party to an employment or a severance agreement with the Company or one of its subsidiaries, the occurrence of any circumstances defined as “Cause” in such employment or severance agreement or (ii) if a Management Investor is not a party to an employment or severance agreement with the Company or one of its subsidiaries, (A) the Management Investor’s indictment for, or conviction or entry of a plea of guilty or nolo contendere to (1) any felony or (2) any crime (whether or not a felony) involving moral turpitude, fraud, theft, breach of trust or other similar acts, whether of the United States or any state thereof or any similar foreign law to which the Management Investor may be subject, (B) the Management Investor’s being or having been engaged in conduct constituting a breach of fiduciary duty, willful misconduct or negligence relating to the Company or any of its subsidiaries or the performance of the Management Investor’s duties, (C) the Management Investor’s willful failure to (1) follow a reasonable and lawful directive of the Company or of, the subsidiary of the Company at which he or she is employed or provides services, or the

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Board, or (2) comply with any written rules, regulations, policies or procedures of the Company or a subsidiary of the Company at which he or he is employed or to which he or she provides services which, if not complied with, would reasonably be expected to have more than a de minimis adverse effect on the business or financial condition of the Company, (D) the Management Investor’s material violation of any agreement, contract or understanding with the Company and/or its subsidiaries to which the Management Investor is a party, or (E) the Management Investor’s deliberate and continued failure to perform his or her material duties to the Company or any of its subsidiaries.  Notwithstanding the foregoing, the events described in clauses (A) through (E) of this definition shall constitute Cause only if the Company provides the Management Investor with notice within thirty (30) days after the Company’s initial knowledge of the events or circumstances that the Company believes constitute Cause and the Management Investor fails to cure such event or circumstance within thirty (30) days after receipt from the Company of such notice.  For purposes of this definition, no act, or failure to act, on the part of the Management Investor shall be considered “willful” unless it is done, or omitted to be done, by the Management Investor in bad faith or without reasonable belief that the Management Investor’s action or omission was in the best interests of the Company.

“Call Notice” shall have the meaning set forth in Section 4.1(a).

“Call Option” shall have the meaning set forth in Section 4.1(a).

“Call Period” shall have the meaning set forth in Section 4.1(a).

“Company” shall have the meaning set forth in the preamble of this Agreement.

“Company Common Stock” shall have the meaning set forth in the preamble of this Agreement.

“Credit Agreement” shall have the meaning set forth in Section 5.3(d).

“Disability” means (i) if a Management Investor is a party to an employment or a severance agreement with the Company or one of its subsidiaries, the occurrence of any circumstances defined as “Disability” in such employment or severance agreement if such term is defined or (ii) if a Management Investor is not a party to an employment or severance agreement with the Company or one of its subsidiaries or the Management Investor’s employment or severance agreement does not define “Disability,” permanent and total disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended from time to time.  A determination of Disability may be made by a physician selected or approved by the Board and, in this respect, the Management Investor shall submit to any reasonable examination(s) required by such physician upon request.

“Drag-Along Proxy Holder” shall have the meaning set forth in Section 2.4(c).

“Dragging Parties” shall have the meaning set forth in Section 2.4(a).

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“Equity Securities” means any (i) capital stock of any class or series, (ii) options, warrants or other securities convertible into or exercisable or exchangeable for such capital stock, (iii) options, warrants or other securities convertible into or exercisable or exchangeable for such securities described in clause (ii), or (iv) any other rights to acquire, directly or indirectly, such capital stock.

“Fair Market Value” of a share of Company Common Stock on any date shall mean a value determined in good faith by the Board that reflects the equity value of the Company assuming a total sale of the Company (including its goodwill) in an arm’s length transaction for fair market value and shall not include any discounts (however named) to reflect the fact that the shares of Company Common Stock subject to any such determination represent a minority interest in the Company or are individually illiquid.  Notwithstanding the foregoing, with respect to any Management Investor who has acquired as of the date of this Agreement, shares of Company Common Stock with an aggregate cost or exchange value on the date hereof of at least $1,500,000 (an “Initial Investor”), if within 30 days of an Initial Investor’s receipt of the Board’s determination of Fair Market Value, the Initial Investor delivers to the Company a statement setting forth such Initial Investor’s disagreement with such valuation by the Board and setting forth the Initial Investor’s proposed Fair Market Value (as may be revised by the Initial Investor at any time during the Negotiation Period, the “Dispute Notice”), the Initial Investor and the Board will discuss in good faith the calculation of, and possible revision to, the Fair Market Value during the 30 day period (the “Negotiation Period”) following the Board’s receipt of the Dispute Notice.  If the Initial Investor and the Board are unable to reach an agreement as to the Fair Market Value within the Negotiation Period, then the Company and the Initial Investor will within 30 days following the final day of the Negotiation Period engage a nationally recognized investment bank with experience valuing businesses similar to the Business, who is mutually acceptable to the Board and the Initial Investor, and who is independent of each of the parties (the “Auditor”), to resolve such dispute. The Auditor shall promptly be provided with (i) a copy of this Agreement, (ii) supporting detail prepared by the Board in making its determination, (iii) the Dispute Notice and related supporting detail accompanying such Dispute Notice prepared by the Initial Investor, and (iv) any information reasonably requested by the Auditor as necessary or appropriate in resolving such dispute.  The Auditor shall review such statements and, within thirty (30) days of its appointment, shall deliver its determination of Fair Market Value, which absent a court’s finding of fraud or manifest error, shall be binding upon the parties; provided, that the Auditor shall not be permitted or authorized to determine a Fair Market Value that is less than the Fair Market Value determined by the Board or greater than the Fair Market Value proposed by the Initial Investor in the Dispute Notice.  The fees and expenses of the Auditor shall be borne by the Company, on the one hand, and the Initial Investor, on the other hand, based on the percentage determined by dividing the difference between the Board’s determination of Fair Market Value, on the one hand, and the Initial Investor’s proposed Fair Market Value, on the other hand, and the Auditor’s determination of Fair Market Value, by the aggregate difference between their respective proposed Fair Market Values.

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“GMS Founder Group” means, together as a group, the following Additional Investors: Richard A. Whitcomb Revocable Trust, Richard K. Mueller and their respective Permitted Transferees.

“IPO” means the initial bona fide underwritten public offering and sale of Company Common Stock (or other Equity Securities of the Company or any subsidiary of the Company, or of any successor of the Company or any of its subsidiaries) pursuant to an effective registration statement (other than on Form S-4, S-8 or a comparable form) filed under the Securities Act.

“Issuance” shall have the meaning set forth in Section 2.6.

“Legend” shall have the meaning set forth in Section 2.1(d).

“Management Agreement” means the Management Agreement, dated as of the date hereof between the Company and AEA.

“Management Investors” shall have the meaning set forth in the preamble to this Agreement; provided that, solely for purposes of Section 5.5, the term Management Investors shall include the Stockholders that belong to the GMS Founder Group.

“Minority Investors” shall have the meaning set forth in the preamble to this Agreement.

“Minority Shares” shall mean, with respect to the Call Option exercisable pursuant to Article IV, all shares of Company Common Stock issued to or held by, the applicable Management Investor (or Permitted Transferee thereof), including, without limitation, all shares of Company Common Stock purchased by such Management Investor for cash or issued upon conversion of convertible securities, upon exercise of stock options, by way of a stock dividend or stock sold or in connection with any conversion, merger, consolidation, recapitalization or other reorganization affecting the Company Common Stock.  Minority Shares will continue to be Minority Shares in the hands of any transferee other than the Company or the AEA Investors.

“Option Notice” shall have the meaning set forth in Section 2.5(a).

“Original AEA Investors” shall mean the (a) Persons described in clauses (i) through (vi) of the definition of AEA Investors, and (b) to the extent applicable, a successor or assign of all or substantially all of the business of AEA.

“Permitted Transferee” means any Person to whom shares of Company Common Stock are Transferred in a Transfer in accordance with Section 2.2 and not in violation of this Agreement and who is required to, and does, enter into an Assumption Agreement, and includes any Person to whom a Permitted Transferee of a Minority Investor (or a Permitted Transferee of a Permitted Transferee) so further Transfers shares of Company Common Stock and who is required to, and does, execute and deliver to the Company and the AEA Investors an Assumption Agreement.

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“Person” means any individual, firm, corporation, company, limited liability company, partnership, trust, joint stock company, business trust, incorporated or unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

“Proposed Transferee” shall have the meaning set forth in Section 2.3(a).

“Purchase Agreement” shall have the meaning set forth in the preamble of this Agreement.

“Registration Rights Agreement” shall have the meaning set forth in Article III.

“Right” shall have the meaning set forth in Section 2.5.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Significant Stockholder” means (i) each Stockholder who holds at least 20% of the outstanding Company Common Stock, and (ii) each member of the GMS Founder Group as long as the GMS Founder Group holds at least 75% of the aggregate Company Common Stock held by the GMS Founder Group on the date hereof.

“Stockholders” means each of the holders of Company Common Stock who are parties to this Agreement or an Assumption Agreement.

“Tagging Stockholder” shall have the meaning set forth in Section 2.3(a).

“Termination Date” shall have the meaning set forth in Section 4.1(a).

“Third Party” shall have the meaning set forth in Section 2.4(a).

“Third Party Offer” shall have the meaning set forth in Section 2.4(a).

“Threshold Amount” means (i) with respect to the period ending six (6) months after the date hereof, ten percent (10%) of the Company Common Stock held by the AEA Investors on the date hereof, and (ii) with respect to any time thereafter, five percent (5%) of the Company Common Stock held by the AEA Investors on the date hereof, provided, however, that no Transfer beneath the Threshold Amount during the period described in the foregoing clause (i) shall be considered in determining whether any Transfer meets the Threshold Amount for purposes of clause (ii).

“Transfer” means a transfer, sale, assignment, donation, contribution, pledge, hypothecation, encumbrance or other disposition (including, without limitation, by operation of law), whether directly or indirectly, pursuant to the creation of a derivative security, the grant of an option or other right.

“VCOC Fund” shall have the meaning set forth in Section 5.3(a).

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1.2.         Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.  Unless the context otherwise requires: (a) “or” is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, and (c) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified.

II.            TRANSFERS

2.1.         Limitations on Transfer.

(a)           Each Stockholder hereby agrees that it will not, directly or indirectly, Transfer any shares of Company Common Stock unless such Transfer complies with the provisions hereof and (i) such Transfer is pursuant to an effective registration statement under the Securities Act and has been registered under all applicable state securities or “blue sky” laws or (ii) if requested by the Company, such Stockholder shall have furnished the Company with a written opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and all applicable state securities or “blue sky” laws.

(b)           (i)            Prior to an IPO, no Minority Investor may Transfer any shares of Company Common Stock other than pursuant to Sections 2.2, 2.3 or 2.4.

(ii)           Prior to an IPO, no AEA Investor may Transfer any shares of Company Common Stock in a transaction subject to Section 2.3 unless Section 2.3 is complied with.

(c)           In the event of any purported Transfer by any of the Stockholders of any shares of Company Common Stock in violation of the provisions of this Agreement, such purported Transfer will be void and of no effect and the Company will not give effect to such Transfer.

(d)           Each certificate representing shares of Company Common Stock issued to the Stockholders will bear a legend on the face thereof substantially to the following effect (with such additions thereto or changes therein as the Company may be advised by counsel are required by law or necessary to give full effect to this Agreement, the “Legend”):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE “BLUE SKY” LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH STATE LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL

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RESTRICTIONS ON TRANSFER, AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE STOCKHOLDERS’ AGREEMENT, DATED AS OF APRIL 1, 2014, BY THE COMPANY AND THE PARTIES THERETO,  A COPY OF WHICH MAY BE OBTAINED BY THE STOCKHOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

The Company shall imprint such Legend on certificates evidencing outstanding Company Common Stock.

2.2.         Certain Permitted Transfers.  Notwithstanding any other provision of this Agreement to the contrary, each Minority Investor shall be entitled from time to time to Transfer any or all of the shares of Company Common Stock held by it (i) to any of its Affiliates, (ii) to in the case of any transferor which is a partnership or limited liability company, any partners or members of such transferor, (iii) in the case of any transferor which is a trust, to the beneficiaries of such transferor, (iv) in the case of any transferor who is an individual, to such transferor’s current or former spouse or direct lineal descendants (including adopted direct lineal descendants or surviving spouses (whether or not remarried) of deceased direct lineal descendants) or antecedents, a charitable remainder trust, trust, corporation, limited liability company or partnership, in any such case (as applicable), the beneficiaries, stockholders, members or limited or general partners of which, include only such transferor and/or such transferor’s current or former spouse and/or such transferor’s direct lineal descendants (including adopted direct lineal descendants or surviving spouses (whether or not remarried) of deceased direct lineal descendants) or antecedents, or the executor, administrator, testamentary trustee, legatee or beneficiary of any deceased transferor holding shares of Company Common Stock, (v) if such Transfer is approved by the Board, or (vi) in accordance with Section 2.4 or Section 4.1 hereof; provided, however, that in the case of clauses (i) through (v) of this Section 2.2, (x) the Minority Investor making the Transfer must first give the Company at least ten (10) Business Days’ prior written notice of such Transfer, which notice must include the name and address of the proposed transferee and the number of shares of Company Common Stock to be Transferred, (y) any such transferee duly executes and delivers an Assumption Agreement, and (z) if requested by the Company, the Company has been furnished with an opinion of counsel in connection with such Transfer, in form and substance reasonably satisfactory to the Company, to the effect that no registration under the Securities Act or any state securities or “blue sky” laws is required because of the availability of an exemption from registration under the Securities Act and all applicable state securities or “blue sky” laws.

2.3.         Tag-Along Rights.

(a)           So long as this Agreement remains in effect, with respect to any proposed Transfer by the AEA Investors of shares of Company Common Stock to any Person or Persons other than an Affiliate of AEA or another Original AEA Investor (other than in an IPO, which shall be subject to the Registration Rights Agreement contemplated in Article III hereof), whether pursuant to a stock sale, merger, consolidation, a tender or exchange offer or any other transaction that, combined with all prior Transfers by the AEA Investors, exceeds the applicable Threshold Amount (any such transaction, an “AEA Sale”), the AEA Investors will have the

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obligation, and each of the Minority Investors will have the right, to require the proposed transferee or acquiring Person (a “Proposed Transferee”) to purchase from each of the Minority Investors who exercises its rights under Section 2.3(b) (a “Tagging Stockholder”), a number of shares of Company Common Stock up to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of outstanding shares of Company Common Stock owned by such Tagging Stockholder by (B) the aggregate number of outstanding shares of Company Common Stock and (ii) the total number of shares of Company Common Stock proposed to be Transferred to the Proposed Transferee by the AEA Investors in the contemplated AEA Sale, at the same price per share and upon substantially the same terms and conditions (including, without limitation, time of payment and form of consideration) as to be paid by and given to the AEA Investors.  In order to be entitled to exercise its right to sell shares of Company Common Stock to the Proposed Transferee pursuant to this Section 2.3, each Tagging Stockholder must agree to make to the Proposed Transferee the same covenants, indemnities (with respect to all matters other than the AEA Investors’ or other Tagging Stockholders’ ownership of Company Common Stock) and agreements as the AEA Investors agree to make in connection with the AEA Sale and only such representations and warranties (and related indemnification) as to its ownership of its Company Common Stock as are given by the AEA Investors with respect to their respective ownership of Company Common Stock; provided, however, that all such covenants, indemnities and agreements shall be made by the Tagging Stockholders severally and not jointly and that the liabilities thereunder (other than with respect to the ownership of each Stockholder’s shares being transferred, which shall be several obligations) shall be borne on a pro rata basis based on the number of shares Transferred by each of the AEA Investors and the Tagging Stockholders and are limited to the lesser of (X) the net proceeds actually received by such Tagging Stockholder for such Transferred shares and (Y) such Tagging Stockholder’s pro rata share of any “cap” on indemnification obligations of the Stockholders selling shares of Company Common Stock in the AEA Sale.  Each Tagging Stockholder will be responsible for its proportionate share of the reasonable out-of-pocket costs incurred by the AEA Investors in connection with the AEA Sale, to the extent not paid or reimbursed by the Company or the Proposed Transferee.

(b)           The AEA Investors will give notice to each Minority Investor of each proposed AEA Sale at least ten (10) Business days prior to the proposed consummation of such AEA Sale, setting forth the number of shares of Company Common Stock proposed to be so Transferred, the name and address of the Proposed Transferee, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, the AEA Investors will provide such information, to the extent reasonably available to the AEA Investors, relating to such consideration as the Minority Investor may reasonably request in order to evaluate such non-cash consideration) and other terms and conditions of payment offered by the Proposed Transferee.  The tag-along rights provided by this Section 2.3 must be exercised by each Minority Investor within ten (10) Business Days following receipt of the notice required by the preceding sentence by delivery of an irrevocable written notice to the AEA Investors (with a copy to the Company) indicating such Minority Investor’s exercise of its, her or his rights and specifying the maximum number of shares of Company Common Stock it, she or he desires to sell.  Each Tagging Stockholder will be entitled under this Section 2.3 to Transfer to the Proposed Transferee the number of shares of Company Common Stock determined in accordance with Section 2.3(a).

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(c)           If any Tagging Stockholder exercises its, her or his rights under Section 2.3(a), the closing of the purchase of the Company Common Stock with respect to which such rights have been exercised is subject to, and will take place concurrently with, the closing of the AEA Sale.  If the closing of the AEA Sale does not occur within ninety (90) days after the Minority Investors’ receipt of written notice of such AEA Sale pursuant to Section 2.3(b), such AEA Sale may not be consummated without the AEA Investors again fully complying with the requirements of this Section 2.3.

(d)           The requirements of this Section 2.3 shall not apply to (i) Transfers by any AEA Investor to any Affiliate of any AEA Investor or any director or officer of the Company or (ii) any Transfer of Company Common Stock required to be made by a Stockholder pursuant to the Drag-Along rights set forth in Section 2.4 hereof.  The requirements of this Section 2.3 are in addition to, and not in limitation of, any other restrictions on Transfers of Company Common Stock contained in this Agreement.

(e)           If a Minority Investor exercises its rights as a Tagging Stockholder under this Section 2.3, such Minority Investor shall use commercially reasonable efforts to secure any governmental authorization required to be obtained by such Minority Investor and shall provide any information which may be needed from such Minority Investor in connection therewith, to comply as soon as reasonably practicable with all applicable Laws and to take all such other actions and to execute such additional documents as are necessary or appropriate in order to consummate the AEA Sale.

2.4.         Drag Along Rights.

(a)           So long as the AEA Investors hold at least fifty percent (50%) of the Company Common Stock held by the AEA Investors on the date hereof, if the AEA Investors (the “Dragging Parties”) receive a bona fide offer from a Person other than a Stockholder or an Affiliate of a Stockholder (a “Third Party”) to purchase (other than in an IPO) at least 90% of the shares of Company Common Stock held, in the aggregate, by the AEA Investors (a “Third Party Offer”) and such Third Party Offer is accepted by the Dragging Parties, then each of the other Stockholders hereby agrees that, if requested by the Dragging Parties, it will Transfer to such Third Party on substantially the same terms and conditions (including, without limitation, time of payment and form of consideration) as to be paid and given to the Dragging Parties, the number of shares of Company Common Stock equal to the number of shares of Company Common Stock owned by it multiplied by the percentage of the then outstanding aggregate shares of Company Common Stock to which the Third Party Offer is applicable.

(b)           The Dragging Parties will give notice (the “Drag-Along Notice”) to each of the other Stockholders of any proposed Transfer giving rise to the rights of the Dragging Parties set forth in Section 2.4(a) as soon as reasonably practicable following the acceptance of the offer referred to in Section 2.4(a).  The Drag-Along Notice will set forth the number of shares of Company Common Stock proposed to be so Transferred, the name of the Proposed Transferee or acquiring Person, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, the Dragging Parties will provide such information, to the extent reasonably available to the Dragging Parties, relating to

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such consideration as the other Stockholders may reasonably request in order to evaluate such non-cash consideration), the number of shares of Company Common Stock sought and the other terms and conditions of the offer.  The Dragging Parties will notify the other Stockholders at least ten (10) Business days in advance of the closing of the sale of shares to the Third Party.  In any such agreement, such other Stockholders will be required (i) to make or agree to the same covenants, indemnities (with respect to all matters other than the Dragging Parties’ or other Stockholders’ ownership of Company Common Stock) and agreements as the Dragging Parties so long as such covenants, indemnities and agreements are made severally and not jointly and the liabilities thereunder (other than with respect to the ownership of each Stockholder’s shares being transferred, which shall be several obligations) are borne on a pro rata basis based on the number of shares Transferred by each Stockholder and are limited to the lesser of (A) the net proceeds actually received by such Stockholder for such Transferred shares and (B) such Stockholder’s pro rata share of any “cap” on indemnification obligations of the Stockholders selling shares of Company Common Stock in the sale to the Third Party, (ii) to make representations and warranties (and provide related indemnification) only as to their respective ownership of Company Common Stock as are given by the Dragging Parties with respect to such party’s ownership of Company Common Stock, (iii) otherwise take all necessary action, including, without limitation, to the extent applicable, expressly waiving any dissenter’s rights or rights of appraisal or similar rights, surrendering certificates, cooperating in obtaining any applicable governmental authorization(s) and otherwise as reasonably required to assist the Dragging Parties in the consummation of such Third Party Offer and (iv) to pay their proportionate share of the reasonable costs incurred for the benefit of all Stockholders in connection with such transaction to the extent not paid or reimbursed by the Company or the transferee or acquiring Person.  If the Transfer referred to in the Drag-Along Notice is not consummated within one hundred twenty (120) days from the date of the Drag-Along Notice, the Dragging Parties must deliver another Drag-Along Notice in order to exercise their rights under this Section 2.4 with respect to such Transfer or any other Transfer.

(c)           Notwithstanding anything in this Agreement to the contrary, upon receipt of the Drag-Along Notice, each other Stockholder shall be obligated to vote his, her or its shares of Company Common Stock, if applicable, in favor of such Third Party Offer at any meeting of holders of Company Common Stock called to vote on or approve such Third Party Offer (or any written consent solicited for such purpose).  Solely for purposes of this Section 2.4(c) and in order to secure the performance of each Stockholder’s obligations under this Section 2.4(c), each Stockholder hereby irrevocably appoints each other Stockholder that qualifies as a Drag-Along Proxy Holder (as defined below) the attorney-in-fact and proxy of such Stockholder (with full power of substitution) to vote or provide a written consent with respect to its Company Common Stock as described in this paragraph if, and only in the event that, such Stockholder fails to vote or provide a written consent with respect to his, her or its Company Common Stock in accordance with the terms of this Section 2.4(c) (each such Stockholder, a “Breaching Drag-Along Stockholder”) within three days of a request for such vote or written consent.  Upon such failure, the Dragging Parties shall have and are hereby irrevocably granted a proxy to vote or provide a written consent with respect to each such Breaching Drag-Along Stockholder’s Company Common Stock for the purposes of taking the actions required by this Section 2.4(c) (such Dragging Parties, a “Drag-Along Proxy Holder”).  Each Stockholder intends this proxy to be, and it shall be, irrevocable and coupled with an interest, and each Stockholder will take such

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further action and execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revoke any proxy previously granted by it with respect to the matters set forth in Section 2.4(c) with respect to the Company Common Stock owned by such Stockholder.  Notwithstanding the foregoing, the conditional proxy granted by this Section 2.4(c) shall be deemed to be revoked upon the termination of this Section 2.4 in accordance with this Agreement.

(d)           If a Minority Investor is required to Transfer any of its shares in accordance with this Section 2.4, such Minority Investor shall use commercially reasonable efforts to secure any governmental authorization required to be obtained by such Minority Investor and shall provide any information which may be needed from such Minority Investor in connection therewith, to comply as soon as reasonably practicable with all applicable Laws and to take all such other actions and to execute such additional documents as are necessary or appropriate in order to consummate the Third Party Offer.

2.5.         Participation Right.

(a)           The Company shall not issue (an “Issuance”) additional shares of Company Common Stock or other Equity Securities to any Person (other than (i) shares or other securities issued upon the exchange, exercise or conversion of options, warrants, convertible stock, rights, calls or other securities exchangeable or exercisable for or convertible into such class of shares or other securities in accordance with the terms thereof, (ii) shares or other securities issued in connection with any stock split, stock dividend or other similar recapitalization of the Company, (iii) shares or other securities issued by the Company pursuant to the acquisition of another corporation, partnership or other business or entity or a material portion of the assets thereof, by merger, purchase of assets or otherwise pursuant to a plan, agreement or other arrangement approved by the Board; provided, however, that if such corporation, partnership or other business or entity is an Affiliate of the Company or the AEA Investors, such acquisition is made on an arms-length basis as determined by the Board in good faith, (iv) shares or other securities issued to employees, officers or directors of the Company; provided, however, that such Issuances are approved by the Board or a committee thereof or (v) shares or other securities issued in connection with an IPO), unless, prior to such Issuance, the Company notifies each Stockholder party hereto in writing (the “Offer Notice”) of the proposed Issuance and grants to each such Stockholder or, at such Stockholder’s election, one of its Affiliates the right (the “Right”) to subscribe for and purchase such additional shares of Company Common Stock or units of other Equity Securities to be issued in the proposed Issuance at the same price and upon the same terms and conditions (including, in the event such securities are issued as a unit together with other securities, the purchase of such other securities) to be issued in the proposed Issuance such that, immediately after giving effect to the Issuance and exercise of the Right (including, for purposes of this calculation, the issuance of shares of Company Common Stock upon conversion, exchange or exercise of any other Equity Securities issued in the Issuance or subject to the Right), the shares of Company Common Stock beneficially owned by such Stockholder and its Affiliates on a fully diluted basis (rounded to the nearest whole share) shall represent the same percentage of the aggregate number of shares of Company Common Stock outstanding on a fully diluted basis as were beneficially owned by such Stockholder and its Affiliates immediately prior to the Issuance.

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(b)           The Right may be exercised by each Stockholder party hereto or its Affiliates at any time by written notice to the Company received by the Company within 15 Business Days after receipt of the Offer Notice from the Company of the proposed Issuance, and the closing of the purchase and sale pursuant to the exercise of the right shall occur at least 30 days after the giving of the Offer Notice of the proposed Issuance by the Company.  Notwithstanding the foregoing, the Right shall not apply to any Issuance, pro rata, to all holders of Company Common Stock. Notwithstanding anything herein to the contrary, a Minority Investor shall be permitted to assign its Right to another Minority Investor.

(c)           If all Equity Securities referred to in the Offer Notice are not elected to be purchased by the Stockholders pursuant to Section 2.6(b), the Company may, during the 90 day period following the expiration of the 15 Business Day period described in Section 2.6(b), offer the remaining unsubscribed portion of such Equity Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice.  If the Company does not enter into an agreement for the sale of such remaining Equity Securities within such period, the Company must deliver another Offer Notice to the Stockholders and re-comply with the provisions of this Section 2.6 prior to any issuance of Equity Securities.

(d)           Notwithstanding the other provisions of this Section 2.5, if the Board reasonably determines that there is a need of the Company to issue securities of the Company that would otherwise be required to be offered to the Stockholders to exercise the Right under this Section 2.5 prior to such Issuance, the Company may issue such securities without first complying with this Section 2.5; provided, however, that within thirty (30) days after such Issuance, the Company offers each Stockholder the opportunity to purchase such number of securities that such Stockholder would have been entitled to purchase pursuant to the Right of Section 2.5 by sending written notice to the Stockholders.  In the event of an offer made by the Company pursuant to this Section 2.5(d), the timing and procedures for the exercise and consummation of such offer shall be the same as those set forth in Section 2.5(b), with appropriate modifications to reflect the post-issuance delivery of the Offer Notice as contemplated in this Section 2.5(d).

III.          REGISTRATION RIGHTS AGREEMENT

Each of the Company, the AEA Investors, and the Minority Investors shall enter into the Registration Rights Agreement, dated as of the date hereof (as amended, modified and supplemented from time to time) (the “Registration Rights Agreement”).

IV.          PURCHASE OF MINORITY SHARES UPON TERMINATION DATE

4.1.         Purchase of Minority Shares from Management Investors Upon Termination of Employment.

(a)           (i)            Subject to provisions to the contrary contained in any written  employment agreement of a Management Investor authorized by the Board, if the employment with the Company and all applicable  subsidiaries of any Management Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) shall terminate for any reason whatsoever, including death,

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Disability, resignation, or termination with or without Cause (the date on which such termination occurs being referred to as the “Termination Date”), then the Company shall have the option (the “Call Option”) to repurchase all, but not less than all, of the Minority Shares held by such Management Investor (or by any Minority Investor who acquired such shares as a Permitted Transferee from an employee of the Company or any of its subsidiaries), at the price and on the other terms specified in Section 4.2. The Company may exercise the Call Option by delivery of written notice to the Minority Investor (the “Call Notice”) within ninety (90) days following the Termination Date or within three hundred sixty five (365) days if termination is because of death or Disability, provided, that, with respect to Minority Shares acquired pursuant to the exercise of any vested stock option then held by the Management Investor, the Company may exercise the Call Option within two hundred ten (210) days of the later of the Termination Date or the last date on which the Management Investor could have exercised any stock option, or within three hundred sixty five (365) days if termination is because of death or Disability (the “Call Period”).

(ii)           If for any reason the Company does not elect to purchase all of Minority Shares pursuant to the Call Option, then the Company may elect to permit each Significant Stockholder to exercise the Company’s Call Option in the manner set forth in the preceding paragraph (a) for all, but not less than all, of the Minority Shares.  As soon as practicable after the Company has determined that it will not purchase the Minority Shares, but in any event within the Call Period, the Company shall be permitted to deliver written notice (the “Option Notice”) to each Significant Stockholder setting forth the number of Minority Shares and the price for each Minority Share.  Each Significant Stockholder may then elect to purchase all of the Minority Shares by delivering written notice to the Company within ten (10) days after receipt of the Option Notice by such Significant Stockholder.  As soon as practicable, and in any event within five (5) days after the expiration of such ten (10) day period, the Company shall notify the holder(s) of Minority Shares that such Minority Shares are being purchased from such holder by such Significant Stockholder.  If more than one Significant Stockholder elects to exercise such purchase option with respect to Minority Shares not purchased by the Company, such electing Persons shall be entitled to purchase such Minority Shares pro rata on the basis of their ownership of Company Common Stock or in such proportion as they may agree between or among themselves, provided, in any event, such Significant Stockholders purchase all of the Minority Shares.

(b)           Settlement of the purchase of Minority Shares pursuant to this Section 4.1 will occur at the Company’s principal office on a Business Day to be fixed by the Company within fifteen (15) days after the expiration of the Call Period.  At the time of the settlement, (i) the purchaser or purchasers shall pay the purchase price in the manner specified in Section 4.2, (ii) the holders of the Minority Shares being purchased shall deliver the certificate or certificates representing such shares to the purchaser or purchasers or their nominees, endorsed in blank, or accompanied by appropriate stock powers executed in blank, together with funds for any required stock transfer taxes, and (iii) the transferor shall represent in writing to the transferee (and to the Company, if the Company is not the transferee) that such Minority Shares are owned of record and beneficially by such transferor, free and clear of all liens, security interests, claims,

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restrictions and encumbrances of any kind other than those contained in this Agreement or the Registration Rights Agreement or arising under applicable federal and state securities laws.

(c)           Each Management Investor acknowledges that the Minority Shares which the Company or a Significant Stockholder may elect to purchase include all Minority Shares issued upon exercise of any stock option (regardless of whether such option is exercised before or after the Termination Date).

4.2.         Purchase Price for Minority Shares.  The purchase price per share to be paid for any Minority Shares purchased by the Company or a Significant Stockholder pursuant to Section 4.1 shall be equal to:

(i)            if the termination of employment giving rise to the Call Option arose (x) out of a termination for Cause or (y) (A) in the case of an employee not bound by a written non-competition obligation in favor of the Company or any or its subsidiaries, because such employee left the Company or any of its subsidiaries to serve as an employee, officer or director of or consultant to or owner of a business engaged in any activity which the Company determines is in competition with the Company or any of its subsidiaries, or (B) in the case of any employee who is bound by a separate written non-competition obligation in favor of the Company or any of its subsidiaries, because such employee breached its obligations thereunder after the Termination Date (giving effect to applicable notice and cure periods), the lesser of (1) the cost incurred by or the exchange of value received by the terminated Management Investor (or the employee of the Company or any of its subsidiaries who transferred such Minority Shares to such Minority Investor) in connection with the purchase of the Minority Shares being repurchased (it being agreed that in the case of shares acquired upon the exercise of options to purchase Company Common Stock, the cost incurred shall be deemed to be the exercise price) and (2) the Fair Market Value of the Minority Shares being purchased as of the date of repurchase; and

(ii)           if the termination of employment giving rise to the Call Option arose for any other reason, the greater of (x) Fair Market Value of the Minority Shares being purchased as of the date of repurchase, or (y) the cost incurred by or the exchange value received by the terminated Management Investor (or the employee of the Company or any of its subsidiaries who transferred such Minority Shares to such Minority Investor) in connection with the purchase of the Minority Shares being repurchased (it being agreed that in the case of shares acquired upon the exercise of options to purchase Company Common Stock, the cost incurred shall be deemed to be the exercise price).

Such purchase price may be paid (a) in the case of a purchase by the Company, at the option of the Management Investor, either in cash at the closing contemplated by Section 4.1(b) or, to the extent the Company’s credit agreements do not permit such cash payment, by delivery of a duly authorized subordinated promissory note having the terms described in the next sentence and otherwise in form and substance reasonably acceptable to the Management Investor, or (b) in the case of a purchase by a Significant Stockholder, in cash at the closing contemplated by Section 4.1(b).  Any subordinated promissory note issued by the Company in payment of such purchase price shall (x) provide that the full principal amount and all accrued

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but unpaid interest thereof shall be payable on the first anniversary of the date thereof, provided, that if such payment is then prohibited, such amount shall be paid at the earliest date permitted  (y) bear interest at the rate publically announced by Credit Suisse as their respective prime commercial lending rate, payable in kind semiannually, and (z) be subordinated on terms and conditions reasonably satisfactory to any holders of senior indebtedness (other than Affiliates of the Company or the AEA Investors) for borrowed money of the Company and its subsidiaries.

V.            CERTAIN OTHER AGREEMENTS

5.1.         Certain Transactions.  The parties hereto agree to the execution, delivery and performance of the Management Agreement by the Company.

5.2.         Mergers, Etc.  Without limiting the rights of the Minority Investors under Section 5.5, if the Board and the Stockholders holding a majority of the outstanding shares of Company Common Stock approve (a) any merger, consolidation, amalgamation or other business combination involving the Company, (b) any acquisition by purchase or otherwise of all or a material portion of the business or assets of, or stock or other evidences of beneficial ownership of, any Person, or (c) the sale of all of the business or assets of, or substantially all of the assets of, the Company, in each case, to the extent and only to the extent such transaction involves a Third Party, then each Stockholder agrees to vote or cause to be voted all of its shares of Company Common Stock in favor of such transaction and agrees not to exercise any appraisal or dissenters’ rights available under any rule, regulation, statute, agreement, the certificate of incorporation, the by-laws or otherwise.  The obligations of each Stockholder with respect to any transaction subject to this Section 5.2 shall be conditioned on (x) the same terms in such transaction applying to such Stockholder as apply to all other Stockholders, and (y) the requirements of the last sentence of Section 2.4(b) being satisfied as if such transaction were subject to the requirements thereof.

5.3.         Board of Directors; Books and Records.

(a)           The Stockholders and the Company hereby agree that, at all times until an IPO, the Board shall consist entirely of any number of individuals designated by the AEA Investors; provided that, for so long as the GMS Founder Group owns in the aggregate any shares of Company Common Stock, then the GMS Founder Group (acting by a majority of the shares of Company Common Stock then held, in the aggregate, by the members thereof) shall have the right to designate one individual to the Board, which designee shall initially be Richard Mueller, or such other person as is reasonably acceptable to AEA and provided, further, without limiting the rights of the GMS Founder Group, that for so long as AEA Investors Fund V LP, AEA Investors Fund V-A LP or AEA Investors Fund V-B LP (each a “VCOC Fund”), directly or indirectly through any other entity owns any shares of Company Common Stock, such VCOC Fund shall have the right to designate at least one of the individuals that the AEA Investors are entitled to designate for election to the Board of Directors.  The Stockholders and the Company shall take all such actions as may be necessary or appropriate to cause such individuals to be elected or re-elected as the members of the Board and to be maintained in such positions at all such times.

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(b)           Following an IPO, for so long as the AEA Investors in the aggregate own at least 10% of the outstanding shares of Company Common Stock, the AEA Investors shall at all times be entitled to nominate at least one individual for election to the Board.  The Company hereby agrees that, at all times after the IPO, at and in connection with each annual or special meeting of stockholders of the Company at which directors of the Company are to be elected, the Company, the Board and the nominating committee thereof will (A) nominate and recommend to stockholders for election or re-election as part of the management slate of directors each such individual and (B) provide the same type of support for the election of each such individual as a director of the Company as provided by the Company, its directors, its management and its controlled Affiliates to other persons standing for election as directors of the Company as part of the management slate.  Each Stockholder hereby agrees that, at all times after the IPO, such Stockholder will, and will cause each of its Affiliates to, vote all shares of Company Common Stock owned or held of record by it, at each annual or special meeting of stockholders of the Company at which directors of the Company are to be elected, in favor of the election or reelection as a member of the Board of one individual nominated by the AEA Investors.

(c)           For so long as the AEA Investors shall have the right to designate a member of the Board pursuant to this Section 5.3, the AEA Investors shall be furnished full and complete access to the files and records regarding the business of the Company including, without limitation, monthly statements of profit and loss and any other periodic management reports.

(d)           For so long as an Additional Investor owns any shares of Company Common Stock, the Company shall (i) permit such Additional Investor, upon its reasonable request and reasonable advance notice to have reasonable access during normal business hours to the files and records regarding the Business; provided, however, that each Additional Investor acknowledges and agrees that no access granted hereunder shall unreasonably interfere with the business operations of the Business, and (ii) provide to each Additional Investor and each Management Investor (A) unaudited monthly reports and unaudited quarterly and audited annual financial statements regarding its financial operations within five (5) Business Days following the date upon which the AEA Investors receive such reports or financial statements, as applicable, and (B) any additional information the Company is required to deliver the lending agent pursuant to the credit agreement that GYP III will execute in connection with the acquisition of GMS (the “Credit Agreement”) within five (5) Business Days following the date upon which the Company has delivered such information to such lending agent under the Credit Agreement.

5.4.         Corporate Opportunities.

(a)           In recognition and anticipation of the facts that (i) the directors, officers and/or employees of each AEA Investor or its Affiliates may serve as directors and/or officers of the Company or any of its subsidiaries, and (ii) each AEA Investor and its Affiliates engage and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions of this Section 5.4 are set forth to regulate and define the conduct of certain affairs

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of the Company as they may involve the AEA Investors, their Affiliates and their respective officers, directors and employees, and the powers, rights, duties and liabilities of the Company and its officers, directors, Affiliates and Stockholders in connection therewith.

(b)           No AEA Investor, any of its Affiliates nor any of their respective officers, directors or employees shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company.  The Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both an AEA Investor or any of its Affiliates or any of their respective officers, directors or employees and the Company, and therefore no AEA Investor, any of its Affiliates nor any of their respective officers, directors or employees shall have any duty, except and to the extent expressly assumed by contract, to communicate or offer such corporate opportunity to the Company and shall not be liable to the Company or its Stockholders for breach of any fiduciary duty as a stockholder, director and/or officer of the Company solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

(c)           To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Section 5.4 to be a breach of duty to the Company or its Stockholders, the Company and its Stockholders hereby waive any and all claims and causes of action that the Company or the Stockholders may have for such activities to the fullest extent permitted by law.  The provisions of this Section 5.4 apply equally to activities conducted in the future and that have been conducted in the past.

5.5.         Management Investors Limited Consent.  Except as set forth below, prior to an IPO, (a) any transaction or arrangement between the Company or any of its controlled Affiliates, on the one hand, and any of the AEA Investors or their respective Affiliates (excluding the Company and its subsidiaries), on the other hand (including an amendment to or modification of the Management Agreement), and (b) any action by the Company that would materially and adversely affect the rights and privileges of the Management Investors as compared to the other Stockholders, shall be subject to the prior consent of Management Investors representing a majority of all shares of Company Common Stock then-held by all Management Investors.  Notwithstanding the foregoing, no consent shall be required under this Section 5.5 in respect of any matter contemplated by clause (a) above that is entered into on arm’s length terms as determined by the Board in good faith, or that is a transaction or arrangement with the Stockholders in which the Management Investors receive pro rata treatment.

5.6.         Capitalization.  The Company represents and warrants to each Stockholder that it (a) has validly issued the Company Common Stock in the amounts and to the Stockholders set forth on Schedule A as of the date hereof, (b) such Company Common Stock is only Company Common Stock outstanding on the date hereof, and (c) except as set forth on Schedule A, there are no Equity Securities outstanding on the date hereof.

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VI.          MISCELLANEOUS

6.1.         Additional Securities Subject to Agreement.  Each Stockholder agrees that any other Equity Securities of the Company which they hereafter acquire by means of a stock split, stock dividend, or distribution will be subject to the provisions of this Agreement to the same extent as if held on the date hereof. As a condition to issuing any Equity Securities to any Person other than a Stockholder, the Company shall require such Person to be subject to the provisions of this Agreement.

6.2.         Term.  This Agreement will be effective from and after the date hereof and will terminate and be of no further force and effect (other than with respect to prior breaches) with respect to the provisions referred to below as follows: (i) with respect to Sections 2.1, 2.2, 2.3, 2.4, 2.5, 4.1, 4.2, and 5.2 upon completion of an IPO; and (ii) with respect to all Sections, upon the sale of all or substantially all of the assets or equity interests in the Company to a Third Party whether by merger, consolidation, sale of assets or securities or otherwise.

6.3.         Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by telegram, by telex or registered or certified mail (postage prepaid, return receipt requested), or by electronic mail to the respective parties at the addresses set forth on the signature pages (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.3).

6.4.         Further Assurances.  The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things as may be necessary in order to give full effect to this Agreement and every provision hereof.

6.5.         Non-Assignability.  This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. Except as otherwise expressly provided herein, this Agreement may not be assigned by any party hereto without the express prior written consent of the other parties, and any attempted assignment, without such consents, will be null and void; provided, however, that the AEA Investors may assign or delegate all or any portion of its rights hereunder to any Person so long as such Person is a party hereto or executes and delivers to the Company an Assumption Agreement satisfactory to the Company; and; provided, further, that each Person who acquires any Company Common Stock from any Stockholder hereunder shall assume the rights and obligations of the AEA Investors (in the case of any Transfer from the AEA Investors) or a Minority Investor (in the case of any Transfer from a Minority Investor unless the Transfer occurred pursuant to Section 2.3, in which case such Person will be subject to the same rights and obligations as an AEA Investor).

6.6.         Amendment, Waiver.  This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the holders of a majority of the shares of Company Common Stock; provided, however, that any amendment, supplement or modification of this Agreement which disproportionately adversely affects any

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Stockholder shall not be effective without the written approval of such Stockholder.  No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving.  Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein.  The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

6.7.        Third Parties.  This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

6.8.         Governing Law.  This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

6.9.        Specific Performance.  Without limiting or waiving in any respect any rights or remedies of the parties hereto under this Agreement now or hereinafter existing at law or in equity or by statute, each of the parties hereto will be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of this Agreement.

6.10.       Entire Agreement.  This Agreement, the Registration Rights Agreement, together with, as applicable, the subscription agreements or the employment agreements entered into by Company and the Minority Investors as of the date hereof, sets forth the entire understanding of the parties hereto with respect to the subject matter hereof.

6.11.       Titles and Headings.  The section headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.

6.12.       Severability.  If any provision of this Agreement is declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement will not be affected and will remain in full force and effect.

6.13.       Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

6.14.       Additional Management Investors.  Any employee or director of the Company or any of its subsidiaries who becomes party to a stock subscription agreement, option agreement or similar agreement after the date hereof may become a party hereto and may become bound hereby by entering into a supplementary agreement with the Company agreeing to be bound by the terms hereof (or only specific sections hereof).  Each such supplementary agreement shall become effective upon its execution by the Company and such employee or director, and it shall not require the signature or consent of any other party hereto.  Such

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supplementary agreement may modify some of the terms hereof provided such modification applies only to such employee or director.

6.15.       Stock Certificates.  Until the occurrence of an IPO, AEA Sale or consummation of a Third Party Offer, any certificate representing shares of Company Common Stock issued to the Management Investors shall be held in trust by the Company for the benefit of the Management Investors.  Upon the occurrence of an IPO, AEA Sale or consummation of a Third Party Offer, the Company shall return any such certificates representing shares of Company Common Stock issued to the Management Investors to the record holder(s) thereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

THE COMPANY:

GYP HOLDINGS I CORP.

By:	/s/ Justin de La Chapelle
Name:	Justin de La Chapelle
Title:	Vice President

[Signature Page to Stockholders’ Agreement]

AEA INVESTORS:

AEA INVESTORS FUND V LP

By: AEA Investors Partners V LP, Its General Partner

By: AEA Management (Cayman) Ltd., Its General Partner

By:	/s/ Barbara Burns
Name:	Barbara Burns
Title:	Vice President

AEA INVESTORS FUND V-A LP

By: AEA Investors Partners V LP, Its General Partner

By: AEA Management (Cayman) Ltd., Its General Partner

By:	/s/ Barbara Burns
Name:	Barbara Burns
Title:	Vice President

AEA INVESTORS FUND V-B LP

By: AEA Investors Partners V LP, Its General Partner

By: AEA Management (Cayman) Ltd., Its General Partner

By:	/s/ Barbara Burns
Name:	Barbara Burns
Title:	Vice President

[Signature Page to Stockholders’ Agreement]

AEA INVESTORS PARTICIPANT FUND V LP

By: AEA Investors PF V LLC, Its General Partner

By:	/s/ Barbara Burns
Name:	Barbara Burns
Title:	Vice President

AEA INVESTORS QP PARTICIPANT FUND V LP

By: AEA Investors PF V LLC, Its General Partner

By:	/s/ Barbara Burns
Name:	Barbara Burns
Title:	Vice President

[Signature Page to Stockholders’ Agreement]

JOHN HANCOCK LIFE & HEALTH INSURANCE COMPANY

By:	/s/ Joshua A. Lebow
Name:	Joshua A. Lebow
Title:	Director

[Signature Page to Stockholders’ Agreement]

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Joshua A. Lebow
Name:	Joshua A. Lebow
Title:	Director

[Signature Page to Stockholders’ Agreement]

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Joshua A. Lebow
Name:	Joshua A. Lebow
Title:	Director

[Signature Page to Stockholders’ Agreement]

MEDLEY PARTNERS 2S, L.P. – SERIES 2012:

By:	/s/ Pascal Villiger
Name:	Pascal Villiger
Title:	Managing Director

[Signature Page to Stockholders’ Agreement]

ADDITIONAL INVESTORS:

HW GMS LLC

By:	/s/ H. Hiter Harris III
Name:	H. Hiter Harris III
Title:	Manager

[Signature Page to Stockholders’ Agreement]

FW RMB NANSEMOND INVESTORS, LLC

By:	/s/ Jay H. Hebert
Name:	Jay H. Hebert
Title:	Vice President

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Alan Adams
	Name:	Alan Adams
	Title:	Individual

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ William C. Albin
	Name:	William C. Albin
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Mike C. Anderson
	Name:	Mike C. Anderson
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Thomas William Arnett
	Name:	Thomas William Arnett
	Title:	General Manager

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Steven Barker
	Name:	Steven Barker
	Title:	Chief Operating Officer

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Darrell Beckner
	Name:	Darrell Beckner
	Title:	Branch Manager

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Bernard J. Beumer
	Name:	Bernard J. Beumer
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Robert Brownlee
	Name:	Robert Brownlee
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

2009 G. MICHAEL CALLAHAN, JR. FAMILY TRUST

	By:	/s/ Joseph P. Callahan
	Name:	Joseph P. Callahan
	Title:	Trustee

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ G. Michael Callahan, Jr.
	Name:	G. Michael Callahan, Jr.
	Title:	President

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Reginald F. Clark
	Name:	Reginald F. Clark
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ John Clifton
	Name:	John Clifton
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Robert Creason
	Name:	Robert Creason
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Bradley A. Crist
	Name:	Bradley A. Crist
	Title:	Vice President

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ David A. Whitcomb
	Name:	David A. Whitcomb
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Michael P. Donovan
	Name:	Michael P. Donovan
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Christopher Doyle
	Name:	Christopher Doyle
	Title:	Vice President, Operations

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ David P. Emanuel
	Name:	David P. Emanuel
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Jerry Epton
	Name:	Jerry Epton
	Title:	General Manager

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ William Farrell
	Name:	William Farrell
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ John Eric Fortin
	Name:	John Eric Fortin
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ James Timothy Galand
	Name:	James Timothy Galand
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Sharlie E. Gates
	Name:	Sharlie E. Gates
	Title:	Mgr. Recruiting/Event Planner

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

GEORGE ALLAN RAY TRUST

	By:	/s/ George Allen Ray Trust
Name:
	Title:	Trustee

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

GERALD R. SWEET FAMILY TRUST

	By:	/s/ Gerald R. Sweet
	Name:	Gerald R. Sweet
	Title:	Trustee

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Mike Hamel
	Name:	Mike Hamel
	Title:	Vice President, Pioneer Materials

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Robert Harwood
	Name:	Robert Harwood
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Jack W. Hawkins
	Name:	Jack W. Hawkins
	Title:	Controller

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Stephen J. Hayden
	Name:	Stephen J. Hayden
	Title:	Controller

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Robert F. Henshaw
	Name:	Robert F. Henshaw
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

HUGHEY COWTOWN, LTD.

	By:	/s/ Robert W. Hughey
	Name:	Robert W. Hughey
	Title:	Manager

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Johnny S. Brown
	Name:	Johnny S. Brown
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Scott Kromer
	Name:	Scott Kromer
	Title:	Regional Credit Manager

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

	By:	/s/ Steve Lewis
	Name:	Steve Lewis
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Daryl Little
Name:	Darryl Little
Title:	Director of Strategic Accounts

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Shawn MaGraw
Name:	Shawn MaGraw
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Sonny Martin
Name:	Sonny Martin
Title:	Sales

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Mark R. Mazza
Name:	Mark R. Mazza
Title:	VP, Purchasing

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Tom McComb
Name:	Tom McComb
Title:	Regional Operations Manager, GTS Interior Supply Oregon

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Cary S. McMichael
Name:	Cary S. McMichael
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Edward B. McNally
Name:	Edward B. McNally
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Michael Brown
Name:	Michael Brown
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Richard K. Mueller
Name:	Richard K. Mueller
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ John Nail
Name:	John Nail
Title:	President, Cherokee Building Materials, Inc.

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ J. Bradley Nannen
Name:	J. Bradley Nannen
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ John T. O’Brien
Name:	John T. O’Brien
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Dickie B. Porterfield
Name:	Dickie B. Porterfield
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Ronald Andrew Printz
Name:	Ronald Andrew Printz
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

PROBASCO FAMILY TRUST

By:	/s/ Roger L. Probasco
Name:	Roger L. Probasco
Title:	Co-Trustee

By:	Helen C. Probasco
Name:	Helen C. Probasco
Title:	Co-Trustee

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Richard B. Hughey
Name:	Richard B. Hughey
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Gary Rowan
Name:	Gary Rowan
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Gerald Ruane
Name:	Gerald Ruane
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Russell R. Hughey
Name:	Russell R. Hughey
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ L. Edward Sayre
Name:	L. Edward Sayre
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

RICHARD A. WHITCOMB REVOCABLE TRUST

By:	/s/ Richard A. Whitcomb
Name:	Richard A. Whitcomb
Title:	Trustee

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Michael Smothers
Name:	Michael Smothers
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Jerry Speights
Name:	Jerry Speights
Title:	V.P.

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Ryan W. Stensland
Name:	Ryan W. Stensland
Title:	Regional Manager

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Stephen H. Brown
Name:	Stephen H. Brown
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Kenneth M. Sutton
Name:	Kenneth M. Sutton
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Donald M. Taylor
Name:	Donald M. Taylor
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

TOBY TERCERO TRUST

By:	/s/ Toby Tercero
Name:	Toby Tercero
Title:	Executor

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Daniel Thomas
Name:	Daniel Thomas
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Charles Thurmond
Name:	Charles Thurmond
Title:

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Robert G. Wade
Name:	Robert G. Wade
Title:	Manager

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Robert W. Hughey
Name:	Robert W. Hughey
Title:	President

[Signature Page to Stockholders’ Agreement]

MANAGEMENT INVESTOR:

By:	/s/ Michael Weeks
Name:	Michael Weeks
Title:

[Signature Page to Stockholders’ Agreement]

Schedule A

Capitalization

[insert]

GMS Funds Flow	M. Common Equity Ownership

($ USD)
New Share Price	$100.00

Entity	Investment	Shares Issued	Pro Forma Ownership Before Option Pool	Pro forma Ownership After Option Pool
AEA:
AEA Fund V LP	$187,780,972.00	1,877,810	59.0%	53.1%
AEA Fund V-A LP	2,715,239.00	27,152	0.9%	0.8%
AEA Fund V-B LP	904,537.00	9,045	0.3%	0.3%
AEA Fund QP Participant Fund V LP	5,883,719.00	58,837	1.8%	1.7%
AEA Fund Participant Fund V LP	2,715,533.00	27,155	0.9%	0.8%
Total AEA Fund V	$200,000,000.00	2,000,000	62.8%	56.5%

Coinvestors:
John Hancock Life & Health Insurance Company	$10,187,500.00	101,875	3.2%	2.9%
John Hancock Life Insurance Company of New York	1,812,500.00	18,125	0.6%	0.5%
John Hancock Life Insurance Company (U.S.A.)	500,000.00	5,000	0.2%	0.1%
FW RMB Nansemond Investors, LLC	4,500,000.00	45,000	1.4%	1.3%
HW GMS LLC	500,000.00	5,000	0.2%	0.1%
Medley Partners 2S, L.P. - Series 2012	2,500,000.00	25,000	0.8%	0.7%
Total	$20,000,000.00	200,000	6.3%	5.7%

Management:
Richard A. Whitcomb Revocable Trust	$25,000,000.00	250,000	7.9%	7.1%
Richard K. Mueller	25,000,000.00	250,000	7.9%	7.1%
G. Michael Callahan, Jr.	4,548,784.35	45,488	1.4%	1.3%
Donald M. Taylor	4,200,000.00	42,000	1.3%	1.2%
Michael C. Anderson	3,410,962.94	34,110	1.1%	1.0%
Cary S. McMichael	3,410,962.94	34,110	1.1%	1.0%
Bradley A. Crist	3,000,000.00	30,000	0.9%	0.8%
Stephen K. Barker	3,000,000.00	30,000	0.9%	0.8%
Hughey Cowtown, LTD	2,786,216.01	27,862	0.9%	0.8%
Alan Adams	2,500,000.00	25,000	0.8%	0.7%
Probasco Family Trust	2,250,000.00	22,500	0.7%	0.6%
John T. O’Brien	2,182,844.27	21,828	0.7%	0.6%
Ed McNally Jr.	1,847,507.62	18,475	0.6%	0.5%
Robert Brownlee	1,700,000.00	17,000	0.5%	0.5%
Michael Weeks	1,500,000.00	15,000	0.5%	0.4%
J. Bradley Nannen	1,486,185.32	14,862	0.5%	0.4%
David A. Whitcomb	1,086,185.32	10,862	0.3%	0.3%
Robert Creason	750,000.00	7,500	0.2%	0.2%
Kenneth M. Sutton	713,157.12	7,132	0.2%	0.2%
2009 G. Michael Callahan, Jr. Family Trust	500,000.00	5,000	0.2%	0.1%
Jerry Speights	500,000.00	5,000	0.2%	0.1%
Gary Rowan	500,000.00	5,000	0.2%	0.1%
Robert Harwood	500,000.00	5,000	0.2%	0.1%
Thomas William Arnett	500,000.00	5,000	0.2%	0.1%
Gerald R. Sweet Family Trust	463,821.97	4,638	0.1%	0.1%
Daniel Thomas	436,520.89	4,365	0.1%	0.1%
Christopher Doyle	360,000.00	3,600	0.1%	0.1%
Mark R. Mazza	300,000.00	3,000	0.1%	0.1%
Stephen H. Brown	286,520.89	2,865	0.1%	0.1%
L. Edward Sayre	250,000.00	2,500	0.1%	0.1%
Richard B. Hughey	250,000.00	2,500	0.1%	0.1%
Scott Kromer	230,000.00	2,300	0.1%	0.1%
Charles Thurmond	217,237.06	2,172	0.1%	0.1%
Darrell Beckner	200,000.00	2,000	0.1%	0.1%
John Nail	200,000.00	2,000	0.1%	0.1%
Reginald F. Clark	200,000.00	2,000	0.1%	0.1%
Sonny Martin	160,881.92	1,609	0.1%	0.0%
Mike Smothers	158,266.67	1,583	0.0%	0.0%
John Clifton	100,000.00	1,000	0.0%	0.0%
Stephen J. Hayden	100,000.00	1,000	0.0%	0.0%
Robert F. Henshaw	100,000.00	1,000	0.0%	0.0%
Russell R. Hughey	100,000.00	1,000	0.0%	0.0%
James Timothy Galand	100,000.00	1,000	0.0%	0.0%
Jack W. Hawkins	100,000.00	1,000	0.0%	0.0%
George Allan Ray Trust	100,000.00	1,000	0.0%	0.0%
Dickie B. Porterfield	100,000.00	1,000	0.0%	0.0%
Ryan W. Stensland	100,000.00	1,000	0.0%	0.0%
Gerald Ruane	100,000.00	1,000	0.0%	0.0%
Michael Brown	100,000.00	1,000	0.0%	0.0%
Sharlie E. Gates	100,000.00	1,000	0.0%	0.0%
Mike Hamel	59,677.14	597	0.0%	0.0%
Michael P. Donovan	55,000.00	550	0.0%	0.0%
John Eric Fortin	50,000.00	500	0.0%	0.0%
David P. Emanuel	50,000.00	500	0.0%	0.0%
Toby Tercero Trust	50,000.00	500	0.0%	0.0%
Ronald Andrew Printz	50,000.00	500	0.0%	0.0%
Bernard J. Beumer	50,000.00	500	0.0%	0.0%
Tom McComb	45,000.00	450	0.0%	0.0%
Jerry Epton	32,987.52	330	0.0%	0.0%
William C. Albin	30,000.00	300	0.0%	0.0%
William Farrell	25,000.00	250	0.0%	0.0%
Darryl Little	25,000.00	250	0.0%	0.0%
Robert G. Wade	20,000.00	200	0.0%	0.0%
Steve Lewis	16,493.76	165	0.0%	0.0%
Johnny S. Brown	15,000.00	150	0.0%	0.0%
Robert W. Hughey	13,784.00	138	0.0%	0.0%
Shawn Magraw	13,000.00	130	0.0%	0.0%
Total	$98,386,997.69	983,870	30.9%	27.8%

Total Before Option Pool	$318,386,997.69	3,183,870	100.0%	90.0%
10.0% Option Pool		353,763		10.0%
Total Including Option Pool		3,537,633		100.0%

Check	$—